UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2022
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Riley Exploration Permian, Inc. ("Riley Permian") held its annual meeting of stockholders on March 22, 2022 (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2022. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

PROPOSAL #1 - ELECTION OF DIRECTORS

All six (6) directors nominees were elected to serve a one-year term until the 2023 Annual Meeting of Stockholders and until their respective successors are elected. The voting results were as follows:

	Number of Shares
	Voted For	Withheld	Broker Non votes

Brent Arriaga	13,849,898	50,169	4,658,974
Rebecca Bayless	13,895,047	5,020	4,658,974
Beth di Santo	13,718,938	181,129	4,658,974
Bryan H. Lawrence	13,867,286	32,781	4,658,974
E. Wayne Nordberg	13,849,658	50,409	4,658,974
Bobby D. Riley	13,890,311	9,756	4,658,974

PROPOSAL #2 - RATIFICATION OF AUDITORS

The ratification of the appointment of BDO USA, LLP as Riley Permian's independent registered public accounting firm for 2022 was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non votes

Ratification of Appointment of BDO USA, LLP as Riley Permian’s Independent Registered Public Accounting Firm	18,556,452	2,356	233	—

PROPOSAL #3 - ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved. The voting results were as follows:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non votes

Advisory Approval of the Compensation of our Named Executive Officers	13,559,982	189,588	150,497	4,658,974

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: March 24, 2022	By:	/s/ Kevin Riley
Kevin Riley
President